                                                                  Exhibit 10.8.2

                           BRIGHAM EXPLORATION COMPANY

                               1997 INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT

      THIS AGREEMENT, made as of the 27th day of October, 2000, by and between BRIGHAM EXPLORATION COMPANY, a Delaware corporation (the "Company"), and [See
Schedule I attached] ("Employee");

                              W I T N E S S E T H:

      WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee"), acting under the Company's 1997 Incentive Plan (the "Plan"), has determined that it is desirable to award shares of restricted stock to Employee under the Plan; and

      WHEREAS, pursuant to the Plan, the Committee has determined that the shares of restricted stock so awarded shall be subject to the restrictions, terms and conditions of this Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Plan Provisions. Capitalized terms used and not otherwise defined herein shall have the respective meanings given such terms in the Plan. By execution of this Agreement, Employee agrees that the Restricted Stock covered hereby shall be governed by and subject to all applicable provisions of the Plan. This Agreement is subject to the Plan, and the Plan shall govern where there is any inconsistency between the Plan and this Agreement.

      2. Restricted Stock. On the terms and conditions and subject to the restrictions, including forfeiture, hereinafter set forth, the Company hereby makes to Employee, and Employee hereby accepts, the awards of Restricted Stock (each such issuance is herein called an "Award") set forth on Exhibit A hereto, which awards are being issued by the Company pursuant to the Plan. The number of shares of Restricted Stock of each Award covered hereby (the "Restricted Shares"), the date of issuance of such shares (the "Issue Date"), and the Restricted Period applicable to such shares, including the date on which such Restricted Period is scheduled to terminate (the "Scheduled Termination Date"), are set forth on Exhibit A attached hereto. A certificate or certificates representing the Restricted Shares shall be issued in the name of Employee as of the applicable Issue Date and delivered to Employee on such Issue Date or as soon thereafter as practicable. Employee shall cause the certificate(s) representing the Restricted Shares, upon receipt thereof by Employee, to be deposited, together with stock powers and any other instrument of transfer reasonably requested by the Company duly endorsed in blank, with the Company, to be held by the Company in escrow for Employee's benefit until such time as any Restricted Shares represented by such certificate(s) are forfeited to the Company or the restrictions thereon terminate. Restricted Shares shall be delivered to Employee upon vesting or assigned and transferred to and reacquired by the Company upon forfeiture, as hereinafter set forth.

3. Vesting/Forfeiture.

      (a) Subject to Sections 3(b) and 3(c), with respect to each Award of Restricted Shares to Employee, the Restricted Shares subject of such Award shall be forfeited to the Company at no cost to the Company if Employee's employment with the Company or a subsidiary of the Company terminates prior to the termination of the Restricted Period applicable to such Restricted Shares.

      (b) Upon (i) Employee's termination of employment during the Restricted Period due to death or Disability (as defined below), or (ii) the involuntary termination of Employee's employment with the Company and its subsidiaries by action of the Company (or its subsidiary, if Employee is employed by a subsidiary of the Company) during the Restricted Period for reasons other than Just Cause (as defined below) (each, a "Termination Event"), then, with respect to the Award covered hereby with the earliest Scheduled Termination Date after such Termination Event, (A) a ratable portion of the number of Restricted Shares applicable to such Scheduled Termination Date (the "Next Vested Shares") shall be deemed to have vested as of the date of such Termination Event, determined by multiplying the number of Next Vested Shares by a fraction with a numerator equal to the number of full months which have then elapsed since the last date of termination of a Restricted Period pursuant to this Agreement (or Issue Date in the event that no shares had previously vested) and a denominator equal to the total number of months between the last date of termination of a Restricted Period pursuant to this Agreement (or Issue Date in the event that no shares had previously vested) and the next Scheduled Termination Date under this Agreement, and rounding to the closest whole number, and (B) the Restricted Period applicable to such ratable portion of Next Vested Shares shall terminate.

      (c) If as a result of any merger or acquisition transaction involving the Company or any transaction involving the issuance or redemption of equity interests in the Company, more than fifty percent (50%) of such equity interests is owned by parties other than those listed on Exhibit B attached hereto (such event is referred to herein as a "Fundamental Change"), then immediately before the consummation of the Fundamental Change, the Restricted Shares shall become fully vested and all Restricted Periods shall terminate.

      (d) Unless and until Restricted Shares are delivered to Employee upon vesting, such Restricted Shares shall not be sold, assigned, transferred, discounted, exchanged, pledged, or otherwise encumbered or disposed of by Employee in any manner. Transfer of employment without interruption of service between or among the Company and any of its subsidiaries shall not be considered a termination of employment.

      (e) With respect to each Award of Restricted Shares to Employee, upon the termination of the Restricted Period applicable to such shares, the restrictions applicable to the Restricted Shares that have not theretofore been forfeited shall terminate, and as soon as practicable thereafter a stock certificate for the number of Restricted Shares with respect to which the restrictions have terminated, together with any dividends or other distributions with respect to such shares then being held by the

Company pursuant to the provisions of this Agreement, shall be delivered, free of all such restrictions, to Employee or Employee's beneficiary or estate, as the case may be.

      (f) Notwithstanding anything contained herein to the contrary, the Committee shall have the right to cancel all or any portion of any outstanding restrictions prior to the termination of such restrictions with respect to any or all of the Restricted Shares on such terms and conditions as the Committee may, in writing, deem appropriate.

      (g) For purposes of this Agreement, the following terms shall have the indicated meanings:

      Disability: The "Disability" of Employee shall be deemed to have occurred if, in the good faith judgment of the Committee, Employee shall become unable to continue the proper performance of Employee's duties as an employee of the Company or a subsidiary thereof on a full-time basis as a result of Employee's physical or mental incapacity.

      Just Cause: The term "Just Cause" shall mean any of the following: (i) conduct by Employee that constitutes willful misconduct or gross negligence in the performance of his duties; (ii) conduct by the Employee that constitutes fraud, dishonesty, or a criminal act, whether or not with respect to the Company; (iii) embezzlement of funds or misappropriation of other property by Employee, (iv) any act or conduct by Employee that, in the good faith opinion of the Board of Directors or the President of the Company, is materially detrimental to the Company or reflects unfavorably on the Company or the Employee to such an extent that the Company's best interests reasonably require the Employee's discharge.

      4. Rights as Stockholder. Upon the issuance of a certificate or certificates representing any Restricted Shares to Employee, Employee shall become the owner thereof for all purposes and shall have all rights as a stockholder, including voting rights and the right to receive dividends and distributions, with respect to such Restricted Shares, subject to the provisions hereof. If the Company shall pay or declare a dividend or make a distribution of any kind, whether due to a reorganization, recapitalization or otherwise, with respect to the shares of Common Stock constituting Restricted Shares, then the Company shall pay or make such dividend or other distribution with respect to such Restricted Shares; provided, however, that the cash, stock or other securities and other property constituting such dividend or other distribution shall be held by the Company subject to the restrictions applicable to any Restricted Shares until such Restricted Shares with respect to which such dividend or other distribution was paid or made are either vested or forfeited. If any Restricted Shares with respect to which such dividend or distribution was paid or made do not vest but instead are forfeited pursuant to the provisions hereof, then Employee shall not be entitled to receive such dividend or distribution with respect to such forfeited shares and such dividend or distribution with respect to such forfeited shares shall likewise be forfeited and automatically transferred to and reacquired by the Company. If any Restricted Shares with respect to which such dividend or distribution was paid or made become vested pursuant to the provisions hereof, then Employee shall be entitled to receive such dividend or distribution with respect to such vested shares, without interest, and such dividend or distribution with respect to such vested shares shall likewise be delivered to Employee.

      5. Withholding Taxes.

      (a) With respect to each Award of shares of Restricted Stock to Employee, Employee may elect, within 30 days of the Issue Date of such shares and on notice to the Company, to realize income for federal income tax purposes equal to the fair market value of the shares on the Issue Date. In such event, Employee shall make arrangements satisfactory to the Compensation Committee to pay in the year of the Award any federal, state, or local taxes required to be withheld with respect to such shares. If Employee fails to make such payments, then any provision of this Agreement to the contrary notwithstanding, the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due from the Company or its subsidiaries to or with respect to Employee, whether or not pursuant to this Agreement or the Plan and regardless of the form of payment, any federal, state, or local taxes of any kind required by law to be withheld with respect to such shares.

      (b) (i) No later than the date of the termination of the restrictions on any of the shares of Restricted Stock covered hereby, Employee will pay to the Company or its subsidiaries, or make arrangements satisfactory to the Compensation Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the shares of Restricted Stock with respect to which such restrictions have terminated.

            (ii) Employee shall, to the extent permitted by law, have the right to deliver to the Company or its subsidiaries shares of Restricted Stock to which Employee shall be entitled upon the vesting thereof (or other unrestricted shares of Common Stock owned by Employee), valued at the fair market value of such shares at the time of such delivery to the Company or its subsidiaries, to satisfy the obligation of Employee under Section 5(b)(i) hereof.

            (iii) Any provision of this Agreement to the contrary notwithstanding, if Employee does not otherwise satisfy the obligation of Employee under Section 5(b)(i) hereof, then the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due from the Company or its subsidiaries to or with respect to Employee, whether or not pursuant to this Agreement or the Plan and regardless of the form of payment, any federal, state, or local taxes of any kind required by law to be withheld with respect to the shares of Restricted Stock with respect to which the restrictions on the Restricted Stock have terminated.

      6. Legend. Each certificate representing shares of Restricted Stock covered hereby shall conspicuously set forth on the face or back thereof, in addition to any legends required by applicable law or other agreement, a legend in substantially the following form:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ASSIGNED AND TRANSFERRED TO THE RECORD HOLDER HEREOF PURSUANT TO THE TERMS OF THE BRIGHAM EXPLORATION COMPANY 1997 INCENTIVE PLAN AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, DISCOUNTED, EXCHANGED, PLEDGED, OR OTHERWISE ENCUMBERED OR DISPOSED OF IN ANY MANNER EXCEPT AS SET FORTH IN THE TERMS OF THE AGREEMENT EMBODYING THE AWARD OF SUCH SHARES DATED OCTOBER 27, 2000. A COPY OF SUCH PLAN AND AGREEMENT IS ON FILE IN THE OFFICES OF THE CORPORATION.

      7. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to the principles of conflicts of laws thereof.

      8. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and permitted assigns; provided, however, that Employee shall not assign or otherwise transfer this Agreement or any of Employee's rights or obligations hereunder.

      9. Entire Agreement; Amendment. This Agreement, together with the exhibits hereto and any other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter hereof. To the fullest extent provided by applicable law, this Agreement may be amended, modified, and supplemented by mutual consent of the parties hereto at any time, with respect to any of the terms contained herein, in such manner as may be agreed upon in writing by such parties.

      10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given:

      (a) If to the Company, when delivered by hand or on the third business day after being deposited in the United States mail (certified mail with postage prepaid) to:

            Brigham Exploration Company
            6300 Bridge Point Parkway
            Building 2, Suite 500
            Austin, Texas 78730
            Attention: Vice President Administration

      (b) If to Employee, when delivered by hand or on the third business day after being deposited in the United States mail (certified mail with postage prepaid) to the address for Employee contained in the Company's records.

Either party may at any time give to the other notice in writing of any change of address of the party giving such notice and from and after the giving of such notice the address or addresses therein specified will be deemed to be the address of such party for the purposes of giving notice hereunder.

      11. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

      IN WITNESS WHEREOF, the Company and Employee have executed this Agreement as of the date first above written.

                                        BRIGHAM EXPLORATION COMPANY

                                        By: /s/ Ben M. Brigham
                                           -------------------------------------
                                        Name: Ben M. Brigham
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------

                                        /s/ [See Schedule I attached]
                                        ----------------------------------------
                                            [See Schedule I attached]

                                   EXHIBIT A

                            RESTRICTED STOCK AWARDS

               Number of
               Shares of                             Duration of
              Restricted                             Restricted                      Scheduled
  Award          Stock        Issue Date               Period                     Termination Date
  -----       ----------      ----------             -----------                  ----------------
1.        [See Schedule I]  October 27, 2000   Commencing on October 27,     Midnight on October 26, 2001
                                               2000 and ending at midnight
                                               on October 26, 2001

2.        [See Schedule I]  October 27, 2000   Commencing on October 27,     Midnight on October 26, 2002
                                               2000 and ending at midnight
                                               on October 26, 2002

3.        [See Schedule I]  October 27, 2000   Commencing on October 27,     Midnight on October 26, 2003
                                               2000 and ending at midnight
                                               on October 26, 2003

4.        [See Schedule I]  October 27, 2000   Commencing on October 27,     Midnight on October 26, 2004
                                               2000 and ending at midnight
                                               on October 26, 2004

                                    EXHIBIT B

BRIGHAM EXPLORATION COMPANY, A Delaware corporation

BRIGHAM OIL & GAS, L.P., A Delaware limited partnership

BRIGHAM, INC. (f/k/a Brigham Exploration Company), a Nevada corporation

GENERAL ATLANTIC PARTNERS III, L.P., a Delaware limited partnership

GAP-BRIGHAM PARTNERS, L.P., a Delaware limited partnership

BEN M. BRIGHAM

ANNE L. BRIGHAM

HAROLD D. CARTER

RIMCO PARTNERS, L.P. II

RIMCO PARTNERS, L.P. III

RIMCO PARTNERS, L.P. IV

                                  SCHEDULE I

Name of Employee         Award 1     Award 2      Award 4      Award 5
----------------         -------     -------      -------      -------

David T. Brigham         15,664       15,663       15,663       15,663

Alan Lance Langford      14,873       14,873       14,873       14,872

Karen E. Lynch            5,000        5,000        5,000        5,000